                                 Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of February
                                     1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      YOUNKERS MASTER TRUST SERIES 1995-1
               PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:


     DATE OF THE CERTIFICATE                                MARCH 10, 1999
     MONTHLY PERIOD ENDING:                              FEBRUARY 28, 1999
     DETERMINATION DATE                                     MARCH 10, 1999
     DISTRIBUTION DATE                                      MARCH 15, 1999

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                                                              GENERAL
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
 201   Amortization Period                                                                               No                201
 202   Early Amortization Period                                                                         No                202
 203   Class A Investor Amount paid in full                                                              No                203
 204   Class B Investor Amount paid in full                                                              No                204
 205   Class C Investor Amount paid in full                                                              No                205
 206   Saks Incorporated is the Servicer                                                                 Yes               206

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                                                          INVESTOR AMOUNT
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                                                                                                    as of the end of
                                                                 as of the end of prior               the relevant
                                                                      Monthly Period                  Monthly Period
                                                                 ----------------------             ------------------
 207   Series 1998-1 Investor Amount                             $          91,500,000    207(a)     $      91,500,000   207(b)
 208   Class A Investor Amount                                   $          67,000,000    208(a)     $      67,000,000   208(b)
 209   Class B Investor Amount                                   $           8,000,000    209(a)     $       8,000,000   209(b)
 210   Class C Investor Amount                                   $          16,500,000    210(a)     $      16,500,000   210(b)

 211   Series 1998-1 Adjusted Investor Amount                    $          91,500,000    211(a)     $      91,500,000   211(b)
 212   Series 1998-1 Investor Amount                             $          91,500,000    212(a)     $      91,500,000   212(b)
 213   Principal Account Balance                                 $                   -    213(a)     $               -   213(b)


 214   Class A Certificate Rate                                                                               6.43%      214
 215   Class B Certificate Rate                                                                               6.61%      215
 216   Class C Certificate Rate                                                                               0.00%      216
 217   Weighted average interest rate for Series 1998-1                                                       5.29%      217

                                                                                                    as of the end of
                                                                 as of the end of prior               the relevant
                                                                      Monthly Period                  Monthly Period
                                                                 ----------------------             ------------------
 218   Series 1998-1 Investor Percentage with respect to
       Finance Charge Receivables                                        11.71%           218(a)             12.52%      218(b)
 219   Class A                                                            8.57%           219(a)              9.17%      219(b)
 220   Class B                                                            1.02%           220(a)              1.09%      220(b)
 221   Class C                                                            2.11%           221(a)              2.26%      221(b)

 222   Series 1998-1 Investor Percentage with respect to
       Principal                                                         11.71%           222(a)             12.52%     222(b)
 223   Class A                                                            8.57%           223(a)              9.17%     223(b)
 224   Class B                                                            1.02%           224(a)              1.09%     224(b)
 225   Class C                                                            2.11%           225(a)              2.26%     225(b)

 226   Series 1998-1 Investor Percentage with respect to
       Default Amounts                                                   11.71%           226(a)             12.52%     226(b)
 227   Class A                                                            8.57%           227(a)              9.17%     227(b)
 228   Class B                                                            1.02%           228(a)              1.09%     228(b)
 229   Class C                                                            2.11%           229(a)              2.26%     229(b)

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                                               SERIES 1998-1 INVESTOR DISTRIBUTIONS
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
 230   The sum of the daily allocations of collections of Principal Receivables for                 $         -              230
       the relevant Monthly Period
 231    Class A distribution of collections of Principal Receivables per $1,000 of                  $         -              231
       original principal amount
 232    Class B distribution of collections of Principal Receivables per $1,000 of                  $         -              232
       original principal amount
 233    Class C distribution of collections of Principal Receivables per $1,000 of                  $         -              233
       original principal amount
 234    Class A distribution attributable to interest per $1,000 of original                        $      5.36              234
       principal amount
 235    Class B distribution attributable to interest per $1,000 of original                        $      5.51              235
       principal amount
 236    Class C distribution attributable to interest per $1,000 of original                        $         -              236
       principal amount
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                $      1.67              237
       original principal amount

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                                              COLLECTIONS ALLOCATED TO SERIES 1998-1
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       Allocations of Finance Charge Collections
       -----------------------------------------
 238    Investor allocation of Finance Charge Collections during the Collection                     $ 1,857,373              238
       Period pursuant to Section 4.4
 239    Investment earnings during Collection Period of Series Accounts to be treated               $         -              239
       as investor Finance Charge Collections:
 240       (a) Collection Account                                                                   $         -              240
 241       (b) Reserve Account                                                                      $         -              241
 242       (c) Principal Account                                                                    $         -              242
 243    Monthly Finance Charge Allocation prior to allocation of Shared Finance                     $ 1,857,373              243
       Charge Collections (line 238 + line 239)
 244    "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))               $         -              244
 245    "Reserve Account Surplus" for the Distribution Date (pursuant to Section 4.9(c))            $         -              245
 246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                            $         -              246

 247   Total allocations of Finance Charge Collections during the Relevant Monthly                  $ 1,857,373              247
       Period (sum of line 243, line 244, line 245 and line 246)

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                                             APPLICATION OF FINANCE CHARGE COLLECTIONS
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 248   Shared Finance Charge Collections allocated to Series 1998-1 to cover the                    $         -              248
       Total Deficiency Amount pursuant to Section 4.6
 249   Class A Monthly Interest plus the amount of any previous month's Class A                     $   359,008              249
       Interest Shortfall plus any Class A Additional Interest (Section 4.6 (a))
 250   Class B Monthly Interest plus the amount of any previous month's Class B                     $    44,067              250
       Interest Shortfall plus any Class B Additional Interest (Section 4.6 (a))
 251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section  4.6 (c))        $   152,500              251
 252   Investor Monthly Servicing Fee due but not distributed to the Servicer for                   $         -              252
       prior Monthly Periods (Section 4.6 (c))
 253   Investor Default Amount (Section 4.6 (d))                                                    $   279,100              253
 254   Unpaid Deposit Obligation (Section 4.6 (e))                                                  $         -              254
 255   Aggregate amount of Class A Investor Charge-Offs which have not been                         $         -              255
       previously reimbursed (Section 4.6 (f))

 256   An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to (i) Reallocated Principal Collections and
       (ii) Class B Investor Charge-Offs (Section 4.6 (f))                                     $         -      256
 257   An amount equal to any unreimbursed reductions of the Class C Investor
       Amount, if any, due to (i) Reallocated Principal Collections                            $         -      257
       and (ii) Class C Investor Charge-Offs (Section 4.6 (f))
 258   Excess, if any, of the Required Reserve Account Amount over the amount on               $         -      258
       deposit in the Reserve Account (Section 4.6 (g))
 259   Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons
       other than the Servicer or its Affiliates (Section 4.6 (h))                             $         -      259
 260   Excess Spread                                                                           $ 1,022,698      260

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                                                DETERMINATION OF MONTHLY PRINCIPAL
 -------------------------------------------------------------------------------------------------------------------
       During the Accumulation Period
       ------------------------------
 261   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 262 below                                                  $         -      261
 262   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                          $         -      262
 263   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                $         -      263

 264   Controlled Deposit Amount                                                               $         -      264
 265   Controlled Deposit Amount for the relevant Monthly Period during the
       Accumulation Period                                                                     $         -      265
 266   Deficit Controlled Deposit Amount for the preceding Monthly Period                      $         -      266

 267   Excess of the Monthly Total Principal Allocation over the Controlled
       Deposit Amount to be paid to the holder of the Exchangeable
       Transferor Certificate                                                                  $         -      267
 268   Deficit Controlled Deposit Amount for the relevant Monthly Period                       $         -      268

 269   Total amount deposited to the Principal Account                                         $         -      269

       During the Rapid Amortization Period
       ------------------------------------
 270   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 271 below                                                  $         -      270
 271   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                          $         -      271
 272   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                $         -      272

 273   Lesser of the Monthly Total Principal Allocation and the Adjusted Investor              $         -      273
       Amount (Section 4.4 (c)(ii))

 274   Shared Principal Collections allocable to the Series 1998-1 Certificate
       (to the extent the Adjusted Investor Amount exceeds the
       balance of the Principal Account after giving effect to line 273)                       $         -      274

 275   Total Amount deposited to the Principal Account                                         $         -      275

 276   Principal Account balance after deposit to Principal Account for relevant
       Monthly Period                                                                          $         -      276

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                                                 REALLOCATED PRINCIPAL COLLECTIONS
--------------------------------------------------------------------------------------------------------------------

 277   Reallocated Principal Collections                                                       $         -      277
 278   Class C Reallocated Amount (to the extent needed to fund excess of Total
       Deficiency Amount over Investor Default Amount)                                         $         -      278
 279   Class B Reallocated Amount (to the extent needed to fund excess of Total
       Deficiency Amount over Investor Default Amount)                                         $         -      279

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                                         TOTAL DEFICIENCY AMOUNT AND INVESTOR CHARGE-OFFS
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
 280   Monthly Finance Charge Allocation prior to allocation of Shared Finance                                     $ 1,857,373   280
       Charge Collections

 281   Total Monthly Payment                                                                                       $   834,675   281
 282     Class A Certificate Interest                                                                              $   359,008   282
 283     Class B Certificate Interest                                                                              $    44,067   283
 284     Investor Monthly Servicing Fee                                                                            $   152,500   284
 285     Investor Default Amount                                                                                   $   279,100   285
 286     Unpaid Deposit Obligation                                                                                 $         -   286

 287   Total Deficiency Amount prior to allocation of Shared Finance Charge                                        $         -   287
       Collections (excess of line 281 over line 280)

 288   Allocation of Shared Finance Charge Collections to Series 1998-1 during the                                 $         -   288
       Relevant Monthly Period
 289     Total Deficiency Amount ("Shortfall") (Section 4.6)                                                       $         -   289

 290   Investor Charge-Offs                                                                                        $         -   290
 291     Class C Investor Charge-Offs                                                                              $         -   291
 292     Class B Investor Charge-Offs                                                                              $         -   292
 293     Class A Investor Charge-Offs                                                                              $         -   293

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                                                   REDUCTION OF INVESTOR AMOUNTS
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       Class A
       -------
 294     Aggregate amount of Class A Investor Charge-Offs over Class A Investor                                    $         -   294
       Charge-offs reimbursed pursuant to Section 4.6 (f)

       Class B
       -------
 295     Aggregate amount of Class B Investor Charge-Offs over Class B Investor                                   $          -   295
       Charge-offs reimbursed pursuant to Section 4.6 (f)
 296     Aggregate amount of Class B Reallocated Amounts over Class B Reallocated                                 $          -   296
       Amounts reimbursed pursuant to subsection 4.6 (f) or allocated to the
       Class C Investor Amount pursuant to Section 4.11

       Class C
       -------
 297   Aggregate amount of Class C Investor Charge-Offs over Class C Investor                                     $          -   297
       Charge-offs reimbursed pursuant to Section 4.6 (f)
 298   Aggregate amount of Class C Reallocated Amounts over Class C Reallocated                                   $          -   298
       Amounts reimbursed pursuant to subsection 4.6 (f)

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                                                           POOL FACTORS
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 299   Class A Pool Factor                                                                                             100.00%   299
 300   Class B Pool Factor                                                                                             100.00%   300
 301   Class C Pool Factor                                                                                             100.00%   301
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                                                          RESERVE ACCOUNT
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 302   Required Reserve Account Amount ( if applicable)                                                                   N/A    302
 303   Reserve Account Reinvestment Rate (if applicable)                                                                  N/A    303
 304   Reserve Account balance                                                                                    $          -   304

       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF MARCH, 1999.

       SAKS INCORPORATED, AS SERVICER

       By /s/James S. Scully
         ---------------------------
       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER